SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2005

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

--------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 -

Other Events

Item 8.01

Other Events

In a decision dated October 12, 2005, the United States Court of Appeals for the Second Circuit ("Second Circuit") held that the shareholders of Northeast Utilities ("NU") had no right to sue Consolidated Edison, Inc. ("CEI") for its alleged breach of the parties' merger agreement dated October 13, 1999 and reversed the March 21, 2003 opinion and order of the United States District Court for the Southern District of New York insofar as it denied CEI's motion for summary judgment as to NU's claim for the shareholder premium arising out of such breach.

For further information about this matter, reference is made to Item 3. Legal Proceedings in NU's Annual Report on Form 10-K for 2004 and Part II. Item 1. Legal Proceedings of its Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005.

The PDF below is an attachment with the Second Circuit's decision. To view the decision, please access the following link:

http://nuwnotes1.nu.com/apps/corporatecommunications/empinfo.nsf/0/9D6FEF3E188C2D0E852570980073E136?OpenDocument

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, this registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Randy A. Shoop Name: Randy A. Shoop Title: Vice President and Treasurer

Date:  October 12, 2005